EXHIBIT 10.28-02

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND PARTIAL EXCHANGE AGREEMENT

     This Third Amendment to Second Amended and Restated Credit Agreement and Partial Exchange Agreement (this “Third Amendment”) is made as of July 10, 2002, 2002 among FIREARMS TRAINING SYSTEMS, INC., a Delaware corporation (the “Parent”), FATS, INC., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and BANK OF AMERICA, N.A., as Agent and Issuing Bank (the “Agent”).

RECITALS

     A.     The Parent, the Borrower, the Lenders and the Agent are parties to a Second Amended and Restated Credit Agreement and Partial Exchange Agreement dated as of April 1, 2000, a First Amendment to Second Amended and Restated Credit Agreement and Partial Exchange Agreement dated as of December 31, 2001 and a Second Amendment to Second Amended and Restated Credit Agreement and Partial Exchange Agreement dated as of March 29, 2002 (as amended, the “Credit Agreement”). All terms used but not defined herein shall have the meanings given them in the Credit Agreement.

     B.     Pursuant to Section 6.14 of the Credit Agreement, the Borrower and the Parent will not permit Capital Expenditures of the Parent, on a consolidated basis, for any fiscal year of the Parent, to be more than 20% of the EBITDA of the Parent, on a consolidated basis, for such fiscal year (the “Capital Expenditure Restrictions”).

     C.     Pursuant to Section 9.08(b) of the Credit Agreement, the Capital Expenditure Restrictions may be amended with the written consent of the Required Lenders, the Parent and the Borrower (the “Consenting Parties”).

AGREEMENT

     The parties hereto agree as follows:

     Section 1.           Capital Expenditure Amendment. Section 6.14 of the Credit Agreement is hereby deleted and the following substituted therefor:

“SECTION 6.14. Capital Expenditures. After October 1, 2000, the Borrower and the Parent will not permit Capital Expenditures of the Parent, on a consolidated basis, for any fiscal year of the Parent, to be more than 20% of the EBITDA of the Parent, on a consolidated basis, for such fiscal year, except that Capital Expenditures of the Parent for the fiscal year of the Parent ending March 31, 2002 may exceed 20% of the EBITDA of the Parent, on a consolidated basis, for such fiscal year, but may not exceed $760,000.”

     Section 2.           Representations and Warranties. The Parent and the Borrower hereby represent and warrant to the Lenders and the Agent, as follows:

     (a)  The representations and warranties set forth in Article III of the Credit Agreement, and in each other Loan Document, including any Schedules thereto, are true and correct in all material respects on and as of the date hereof and on and as of the Third Amendment Effective Date (as defined below) with the same effect as if made on and as of the date hereof or the Third Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

     (b)  Each of the Parent, the Borrower and the other Loan Parties is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing under the Credit Agreement.

     (c)  The execution, delivery and performance by the Parent and the Borrower of this Third Amendment have been duly authorized by the Parent and the Borrower.

     (d)  This Third Amendment constitutes the legal, valid and binding obligation of the Parent and the Borrower, enforceable against them in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, voidable preference or similar laws and the application of equitable principles generally.

     (e)  The execution, delivery and performance by the Parent and the Borrower of this Third Amendment (i) do not conflict with or violate (A) any provision of law, statute, rule or regulation, or of the articles of incorporation or by-laws of the Parent or the Borrower, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Parent or the Borrower is a party or by which either of them or any of their property may be bound and (ii) does not require any consents under, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or instrument.

     Section 3.           Effectiveness. This Third Amendment shall become effective as of July 10, 2002 (the “Third Amendment Effective Date”) upon satisfaction of the following conditions precedent:

(a) The Agent shall have received duly executed counterparts of this Third Amendment which, when taken together, bear the authorized signatures of the Parent, the Borrower and the Required Lenders.

(b) The Lenders shall be satisfied that the representations and warranties set forth in Section 2 hereof are true and correct on and as of the Third Amendment Effective Date.

(c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Lenders or their counsel, is likely to restrain, prevent or impose materially adverse conditions upon performance by the Parent, the Borrower or any other Loan Party of its obligations under the Loan Documents.

(d) The Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request, and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this Third Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Lenders and their counsel.

     Section 4.           Reference to and Effect on the Credit Agreement. Except as specifically amended, waived, modified and agreed to above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     Section 5.           Governing Law. This Third Amendment shall be construed in accordance with and governed by the laws of the State of New York.

     Section 6.           Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Third Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Third Amendment.

[END OF PAGE]
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

FIREARMS TRAINING SYSTEMS, INC. as Parent

By:

Name:
Title:

FATS, INC. as Borrower

By:

Name:
Title:

NON CENTRE ENTITIES

BANK OF AMERICA, N.A., as Agent, and Issuing Bank and individually as a Lender

By:

Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:

Name:
Title:

Attention:
Michael Porcello
Special Assets
MPFP2516
601 Second Avenue, South
Minneapolis, MN 55402-4302
Fax: (612) 973-2148

FIRST SOURCE FINANCIAL LLP, by First Source Financial, Inc., as Agent/Manager

By:

Name:
Title:

Attention:
Jeff Cerny
2850 West Golf Road
5th Floor
Rolling Meadows, IL 60008
Fax: (847) 734-7910

CENTRE ENTITIES, individually and as Lenders

CENTRE CAPITAL INVESTORS II, L.P. CENTRE CAPITAL TAX-EXEMPT INVESTORS II, L.P. CENTRE CAPITAL OFFSHORE INVESTORS II, L.P

By:	Centre Partners II, L.P., as General Partner

By:	Centre Partners Management LLC, as Attorney-in-Fact

By:

Managing Director

CENTRE PARTNERS COINVESTMENT, L.P.

By:	Centre Partners II LLC, as General Partner

By:

Managing Director